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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                      February 10, 2006 (February 10, 2006)

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                            ARBOR REALTY TRUST, INC.
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             (Exact name of registrant as specified in its charter)

          Maryland                  001-32136                  20-0057959
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      (State or other              (Commission               (IRS Employer
      jurisdiction of              File Number)           Identification No.)
       incorporation)

        333 Earle Ovington Boulevard, Suite 900 Uniondale, New York 11553
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               (Address of principal executive offices) (Zip Code)

                                 (516) 832-8002
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                            Arbor Realty Trust, Inc.
                           Current Report on Form 8-K

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

       On February 10, 2006, Arbor Realty Trust, Inc. issued a press release announcing its earnings for the quarter and year ended December 31, 2005, a copy of which is attached hereto as Exhibit 99.1.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits

       Exhibit
       Number     Description
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       99.1       Press Release, dated February 10, 2006.

                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 10, 2006                 ARBOR REALTY TRUST, INC.


                                         By:    /s/ Walter K. Horn
                                                --------------------------------
                                         Name:  Walter K. Horn
                                         Title: General Counsel, Secretary and
                                                Director of Compliance

                                  EXHIBIT INDEX

Exhibit Number
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     99.1         Press Release, dated February 10, 2006.